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             Chase Manhattan Credit Card Master Trust Series 1996-3

                                January 16, 2001

                                   EXHIBIT C

                  FORM OF MONTHLY CERTIFICATEHOLDERS STATEMENT
                       THE CHASE MANHATTAN BANK USA, N.A.
                    Chase Manhattan Credit Card Master Trust
                                 Series 1996-3

                                                                          Page 1

For the Distribution Date                                                                                                   01/16/01
For the Monthly Period                                                                                                            55

Under Section 5.02 of the Pooling and Servicing Agreement dated as of June 1, 1991 and the Series 1996-3
Supplement dated as of June 1, 1996 (together, the Agreement) by and between The Chase Manhattan Bank
USA, N.A. (Chase) and Yasuda Bank and Trust Company (U.S.A.), as trustee (the Trustee), Chase, as Servicer, is required to prepare certain Information each month regarding current distributions to Series 1996-3
Certificateholders and the performance of the Chase Manhattan Credit Card Master Trust (the Trust)
and the Series 1996-3 Class A Certificates and Series 1996-3 Class B Certificates during the previous month.                01/16/01
The information which is required to be prepared with respect to the Distribution Date and with respect to            December, 2000
the performance of the Trust during the month (the Monthly Period) is set forth below.                                            55
Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-3 Investor Certificate (a Certificate). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement.

I.      INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION TO THE CLASS AAND
        CLASS B CERTIFICATEHOLDERS (STATED ON THE BASIS OF $1,000 ORIGINAL
        CERTIFICATE PRINCIPAL AMOUNT)

        A)      The total amount of the distribution to Series 1996-3 Certificateholders on                                 01/16/01
                per $1,000 original certificate principal amount
                (1)     Class A Certificateholders                                                                          5.866667
                (2)     Class B Certificateholders                                                                          6.008333

        B)      The amount of the distribution set forth in paragraph 1 above in respect of principal of the 1996-3 Certificates, per $1,000 original certificate principal amount
                (1)     Class A Certificateholders                                                                          0.000000
                (2)     Class B Certificateholders                                                                          0.000000
        C)      The amount of the distribution set forth in paragraph 1 above in respect of interest on the 1996-3 Certificates, per $1,000 original certificate principal amount
                (1)     Class A Certificateholders                                                                          5.866667
                (2)     Class B Certificateholders                                                                          6.008333

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             Chase Manhattan Credit Card Master Trust Series 1996-3

                                January 16, 2001

INFORMATION REGARDING THE PERFORMANCE OF THE TRUST

        A)      Collections

                (1)     The aggregate amount of Collections processed with respect to the preceding Monthly Period and allocated to the Series 1996-3 Certificates was
                        equal to                                                                                      141,155,576.51
                (2)     The Payment Rate with respect to the preceding Monthly
                        Period was equal to                                                                                   13.07%
                        The monthly payment rate for the 2nd preceding Monthly                                                    54
                        Period was equal to                                                                                   13.09%
                        The monthly payment rate for the 3rd preceding Monthly                                                    53
                        Period was equal to                                                                                   13.67%
                (3)a.   The aggregate amount of Collections of Principal Receivables processed with respect to the preceding Monthly Period which
                        were allocated in respect of the Series 1996-3 Certificates                                   131,339,587.76
                (3)b.   The aggregate amount of Investor Defaults treated as
                        Available Principal Collections prusuant to sections 4.08 a.(iii), 4.10 (b),(e),(I)             3,106,761.58
                (4)     The aggregate amount of Collections of Finance Charge
                        Receivables processed with respect to the preceding Monthly
                        Period which were allocated in respect of the Series 1996-3 Certificates                        9,815,988.75

        B)      Deficit Controlled Amortization Amount                                                                          0.00
        C)      Principal Receivables in the Trust and Allocation Percentages

                (1)     The aggregate amount of Principal Receivables in the Trust as of the end of the preceding Monthly Period (represented by the Seller Interest, the Investor Interest of Series 1996-3,
                        and the Investor Interest of all other outstanding Series)                                  2,820,038,605.98
                (2)     The Investor Interest as of the last day of the preceding Monthly Period
                        (a)     Investor Interest                                                                   1,039,943,291.74
                        (b)     Class A Investor Interest                                                             957,220,000.00
                        (c)     Class B Investor Interest                                                              42,780,000.00
                        (d)     Collateral Interest                                                                    39,943,291.74
                (3)     The Investor Interest set forth in paragraph C(2)(a) above as a percentage of the aggregate amount of Principal Receivables
                        set forth in paragraph C(1) above                                                                    36.8769
                (4)     The Class A Investor Interest set forth in paragraph C(2)(b)
                        above as a percentage of the aggregate amount of Principal
                        Receivables set forth in paragraph C(1) above                                                        33.9435
                (5)     The Class B Investor Interest set forth in paragraph C(2)(c)
                        above as a percentage of the aggregate amount of Principal
                        Receivables set forth in paragraph C(1) above                                                        1.5170%
                (6)     The Collateral Interest set forth in paragraph C(2)(d) above as a percentage of the aggregate amount of Principal Receivables
                        set forth in paragraph C(1) above                                                                   1.416409
                (7)     The Class A Floating Percentage                                                                      86.5384
                (8)     The Class B Floating Percentage                                                                       6.9616
                (9)     The Class B Principal Percentage                                                                      3.9999
                (10)    The Collateral Floating Percentage                                                                    6.5000

CHASE [LOGO]                     (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

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             Chase Manhattan Credit Card Master Trust Series 1996-3

                                January 16, 2001

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
                (11)    The Collateral Principal Percentage                                                                  6.5001%
                (12)    The Floating Allocation Percentage                                                                  22.1987%
                (13)    The Principal Allocation Percentage                                                                 38.6355%

         D)     Portfolio Yield and Base Rate
                (1)     The annualized Portfolio Yield for the preceding Monthly Period
                        was equal to                                                                                          14.24%
                        The annualized portfolio yield for the 2nd preceding Monthly                                              54
                        Period was equal to                                                                                   15.30%
                        The annualized portfolio yield for the 3rd preceding Monthly                                              53
                        Period was equal to                                                                                   17.37%
                        The three month average Portfolio Yield was equal to                                                  15.63%
                (2)     Base Rate for the preceding Monthly Period was equal to                                                8.32%
                        The Base Rate for the 2nd preceding Monthly                                                               54
                        Period was equal to                                                                                    8.54%
                        The Base Rate for the 3rd preceding Monthly                                                               53
                        Period was equal to                                                                                    8.76%

         E)     Delinquent Balances
                The aggregate amount of outstanding balances In the Accounts which were delinquent as of the end of the last day of the preceding Monthly Period:

                Up to 29 Days
                Aggregate Account Balance                                                                             141,132,155.69
                As a Percentage of Receivables                                                                                 4.77%

                (2) 30 - 59 Days
                Aggregate Account Balance                                                                              43,034,880.74
                As a Percentage of Receivables                                                                                 1.45%

                (3) 60 - 89 Days
                Aggregate Account Balance                                                                              34,150,685.12
                As a Percentage of Receivables                                                                                 1.15%

                (4) 90 or More Days
                Aggregate Account Balance                                                                              63,484,513.88
                As a Percentage of Receivables                                                                                 2.15%

                Total
                Aggregate Account Balance                                                                             281,802,235.43
                As a Percentage of Receivables                                                                                 9.53%

         F)     Investor Default Amount
                (1)     The aggregate amount of all defaulted Principal
                        Receivables written off as uncollectible with respect to
                        Billing Cycles ending during the preceding Monthly
                        Period allocable to the Investor Interest less
                        Recoveries allocable to the Investor Interest (the
                        Series 1996-3 Aggregate Investor Default Amount)                                                3,106,761.58
                (2)     The portion of the series 1996-3 Aggregate Investor
                        Default Amount allocable to the Class A Investor
                        Interest (the Class A Investor Default Amount)                                                  2,688,541.16

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                                January 16, 2001

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
                (3)     The portion of the Series 1996-3 Aggregate Investor
                        Default Amount allocable to the Class B Investor
                        Interest (the Class B Investor Default Amount)                                                    216,280.92
                (4)     The portion of the Series 1996-3 Aggregate Investor
                        Default Amount allocable to the Collateral Investor
                        Interest (the Collateral Investor Default Amount)                                                 201,939.50
                (5)     The annualized investor default percentage (Series
                        1996-3 Aggregate Investor Default Amount/Investor
                        Interest) x 12 for the preceding Monthly Period was
                        equal to                                                                                               3.58%
                        The annualized investor default % for (the 2nd preceding                                                  54
                        Monthly Period), the Monthly Period, was equal to                                                      3.52%
                        The annualized investor default % for (the 3rd preceding                                                  53
                        Monthly Period), the Monthly Period, was equal to                                                      4.21%

         G)     Investor Charge Offs
                (1)     The aggregate amount of Class A Investor Charge-Offs for
                        the preceding Monthly Period                                                                            0.00
                (2)     The aggregate amount of Class A Investor Charge Off per
                        $1,000 original Certificate Principal Amount                                                            0.00
                (3)     The aggregate amount of Class A Investor Charge-Offs
                        reimbursed on the Transfer Date immediately preceding
                        the Distribution Date                                                                                   0.00
                (4)     The amount of the reimbursed Investor Charge-Offs set
                        forth in paragraph G(2) above, per $1,000 original Class
                        A Certificate principal amount                                                                          0.00
                (5)     The aggregate amount of Class B Investor Charge-Offs for
                        such Monthly Period                                                                                     0.00
                (6)     The aggregate amount of Class B Investor Charge Off per
                        $1,000 original Certificate Principal Amount                                                            0.00
                (7)     The aggregate amount of Class B Investor Charge-Offs
                        reimbursed on the Transfer Date immediately preceding
                        such Distribution Date                                                                                  0.00
                (8)     The amount of the reimbursed Investor Charge-Offs set
                        forth in paragraph G(6) above, per $1,000 original Class
                        B Certificate principal amount                                                                          0.00
                (9)     The aggregate amount of Investor Charge-Offs                                                            0.00
                (10)    The aggregate Investor Charge Off per $1,000 Original
                        Certificate Principal Amount                                                                            0.00
                (11)    The aggregate amount of reimbursed Investor Charge-Offs                                                 0.00
                (12)    The amount of the reimbursed Investor Charge-Offs set
                        forth in paragraph G(9) above, per $1,000 original
                        Investor principal amount                                                                               0.00

         H)     Shared Excess Finance Charge Collection
                The aggregate amount of shared Excess Finance Charge Collections during the preceding Monthly Period which were allocated to the
                Series 1996-3 Certificates                                                                                      0.00

         I)     Shared Principal Collections
                The aggregate amount of Shared Principal Collections during the preceding Monthly Period allocated to the Series 1996-3
                Certificates                                                                                                    0.00

         J)     Reallocated Principal Collections
                (1)     Collections of Principal Receivables allocable to Class
                        B Certificates paid with respect to Class A Certificates
                        to make up deficiencies in Class A Required Amount for
                        any Monthly Period                                                                                      0.00

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             Chase Manhattan Credit Card Master Trust Series 1996-3

                                January 16, 2001
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
                (2)     Collections of Principal Receivables allocable to
                        Collateral Interest paid with respect to Class B
                        Certificates to make up deficiencies in Class B Required
                        Amount                                                                                                  0.00

         K)     Monthly Investor Servicing Fee
                (1)     The amount of the Monthly Investor Servicing Fee payable
                        by the Trust to the Servicer for the preceding Monthly
                        Period                                                                                          1,101,000.99
                (2)     The amount of the Class A Monthly Servicing Fee payable
                        by the Trust for the preceding Monthly Period                                                     952,788.43
                (3)     The amount of the Class B Monthly Servicing Fee payable
                        by the Trust to the Servicer for the preceding Monthly
                        Period                                                                                             76,647.50
                (4)     The amount of the Collateral Monthly Servicing Fee
                        payable by the Trust to the Servicer for the preceding
                        Monthly Period                                                                                     71,565.06

         L)     Collateral Interest
                (1)     The Available Collateral Interest, as of the close of
                        Transfer Date for the preceding Monthly Period was equal
                        to                                                                                             39,943,291.74

         M)     Required Collateral Interest
                (1)     The Required Collateral interest as of the Transfer Date
                        for the preceding Monthly Period was equal to                                                  39,943,291.74

III.     THE POOL FACTOR
         A)     The Pool Factor for the Record Date for the distribution to be made on the Distribution date(which represents the ratio of the amount of the Investor Interest as of such Record Date
                (determined after taking into account any reduction in the
                Investor Interest which will occur on the Distribution Date) to the Initial Investor Interest). The amount of a
                Certificateholders pro rata share of the Investor Interest can be determined by multiplying the original denomination of the
                Certificateholders Certificate by the Pool Factor.                                                        0.96543276

                                THE CHASE MANHATTAN BANK USA, N.A.
                                Servicer


                                By:
                                   --------------------------------
                                Name:    Patricia Garvey
                                Title:   Vice President


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